UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 16, 2019

AMEREN CORPORATION

(Exact name of registrant as specified in its charter)

Missouri	1-14756	43-1723446
(State of other jurisdiction of incorporation	(Commission File Number)	(I.R.S. Employer Identification No.)

1901 Chouteau Avenue, St. Louis, Missouri 63103

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (314) 621-3222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AEE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 8.01	Other Events.

On September 16, 2019, Ameren Corporation (“Ameren”) sold $450 million principal amount of its 2.50% Senior Notes due 2024 (the “Notes”). The Notes were offered pursuant to a Registration Statement on Form S-3 (File No. 333-222108), which became effective on December 15, 2017, and a Prospectus Supplement dated September 11, 2019, to a Prospectus dated December 15, 2017. Ameren received net offering proceeds of approximately $447.2 million, before expenses, upon closing of the transaction. Ameren intends to use the net offering proceeds to repay short-term debt.

This Current Report on Form 8-K is being filed to report as exhibits certain documents in connection with the offering of the Notes.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Title

1

Underwriting Agreement, dated September 11, 2019, between Ameren and the several underwriters named therein, for whom BNP Paribas Securities Corp., BofA Securities, Inc., Morgan Stanley & Co. LLC and SMBC Nikko Securities America, Inc. are acting as representatives.

4.1*

Indenture, dated as of December 1, 2001, from Ameren to The Bank of New York Mellon Trust Company, N.A., as successor trustee (relating to the senior debt securities) (“Ameren Indenture”) (Exhibit 4.5, File No. 333-81774).

4.2*	First Supplemental Indenture to Ameren Indenture dated as of May 19, 2008 (June 30, 2008 Form 10-Q, Exhibit 4.1, File No. 1-14756).

4.3	Company Order, dated September 16, 2019, establishing the Notes.

4.4	Global Note.

5.1	Opinion of Craig W. Stensland, Esq., Senior Corporate Counsel, Ameren Services Company, regarding the legality of the Notes (including consent).

5.2	Opinion of Morgan, Lewis & Bockius LLP, regarding the legality of the Notes (including consent)

104	Cover Page Interactive Data File (formatted as Inline XBRL)

*	Incorporated by reference as indicated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMEREN CORPORATION
(Registrant)

By:	/s/ Bruce A. Steinke
Name:	Bruce A. Steinke
Title:	Senior Vice President, Finance and Chief Accounting Officer

Date: September 16, 2019